Exhibit 32.1

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Averox Inc. ("Averox") on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Salman Mahmood, Chief Executive Officer of Averox, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/   Salman Mahmood
-----------------------
Name: Salman Mahmood
Chief Executive Officer

Date: November 13, 2007